UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18th, 2005

PW EAGLE, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-18050	41-1642846
(Commission File Number)	(IRS Employer
Identification No.)
1550 Valley River Drive, Eugene, Oregon 97401
(Address of Principal Executive Offices) (Zip Code)

(541) 343-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective October 18, 2005, PW Eagle, Inc. ("PW Eagle"), closed the transactions contemplated by the Agreement and Plan of Merger, dated September 30, 2005, with Poly Merger, LLC, a wholly-owned subsidiary of PW Eagle, and USPoly Company, a majority-owned subsidiary of PW Eagle (the "Merger Agreement"). As a result of the merger transactions, USPoly merged with and into Poly Merger, LLC, and PW Eagle acquired the approximately 27% minority interest in USPoly that it did not already own.

Pursuant to the Merger Agreement, each outstanding share of common stock of USPoly was converted into 0.0944 shares of PW Eagle common stock and $0.85 in cash. In consideration of the merger transaction, PW Eagle issued an aggregate of 351,904 shares of common stock and paid an aggregate of $3,168,566.25 to the minority USPoly shareholders. USPoly option holders received options to purchase PW Eagle common stock based on a ratio of 0.1889 shares of PW Eagle for each option to purchase one share of USPoly common stock. Three of the minority USPoly shareholders, William Spell, Richard Perkins and Bruce Richard, are directors of PW Eagle.

A copy of the Merger Agreement was filed as Exhibit 2.1 of PW Eagle's Form 8-K filed on October 6, 2005 and is incorporated by reference herein. The full text of the press release announcing the completion of the merger transaction is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to Item 2.01 for information concerning the issuance by PW Eagle of 351,904 shares of its common stock to the shareholders of USPoly pursuant to the terms and conditions of the Merger Agreement, which shares were not registered under the Securities Act of 1933, as amended. Such shares are offered and to be issued in reliance on the exemption from registration provided by Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements: None

(b) Pro forma financial information: None

(c) Exhibits:

2.1 Agreement and Plan of Merger, dated September 30, 2005 -- incorporated by reference to Exhibit 2.1 of PW Eagle's Form 8-K filed on October 6, 2005

99.1 Press Release dated October 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PW EAGLE, INC.

Date: October 21, 2005 By /s/ Scott Long

Scott Long

Chief Financial Officer

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SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

EXHIBIT INDEX

to

FORM 8-K

PW EAGLE, INC.

Date of Report: Commission File No.:

October 18, 2005 0-18050

Exhibit No. ITEM

2.1 Agreement and Plan of Merger, dated September 30, 2005 -- incorporated by reference to Exhibit 2.1 of PW Eagle's Form 8-K filed on October 6, 2005

99.1 Press Release, dated October 17, 2005